SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Event Requiring Report:  As of October 17, 2002

                            STEAM CLEANING USA, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                000-30734             11-3255619
  (State of Incorporation)  (Commission File Number)   (IRS Employer
                                                     Identification #)



                    P.O. Box 209, Mishicot, Wisconsin  54228
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (920) 776-1710
                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

On October 17, 2002, the Board of Directors, by written consent, dated October 11, 2002, approved the following changes in the Executive Officers of the
Registrant:

Richard  Likas  became  the  Chief  Operating  Officer
James  W.  Zimbler  became  the  President  and  Chief  Executive  Officer

Ron Likas remains as Chairman of the Board of Directors, but is no longer an officer of the Registrant. Richard Likas remains as a director, but is no longer the president of the Registrant. James W. Zimbler remains as a director of the Registrant.

All  biographical  information  remains  the  same.



ITEM  5.          OTHER  EVENTS

     The Company has relocated its Office to 68A Lamar Street, West Babylon. New York. It will share about 500 square feet of office space. There is no lease. The Company is a month-to-month subleasee. The space is adequate for the Company's immediate needs.

     The  new  phone  number  of  the  Company  is:  631-643-3454.



EXHIBITS

N/A


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     By:  /s/  James  W.  Zimbler
     ---------------------------------
     James  W.  Zimbler
     President

Date:     October  23,  2002